NOTE G--OTHER MATTERS (UNAUDITED)

Section 30 and Rule 30d-1(b) under the Investment Company Act of 1940, as amended, requires registered management investment companies to furnish information relating to any matter submitted during the reporting period to a vote of Shareholders of the Trust.

John Hancock Variable Series Trust I solicited a vote at special meeting of Contract owners/Policyholders held on March 14, 2002 on the following matters:

For the Multi Cap Growth Fund (formerly, Mid Cap Growth Fund):                         For        Against     Abstain
                                                                                       ---        -------     -------
To approve, as to the Mid Cap Growth Fund, a new Sub-Investment Agreement               89%          4%          7%
  among the Trust, John Hancock and Janus Capital Corp.

John Hancock Variable Series Trust I solicited a vote at special meeting of Contract owners/Policyholders held on October 7, 2002 on the following matters:

For the Large Cap Growth Fund:                                                         For        Against     Abstain
                                                                                       ---        -------     -------
To approve an amendment to change fundamental investment restriction on real            85%          6%          9%
  estate.
To approve an amendment to change fundamental investment restriction loans.             81%         13%          6%
To approve an amendment to change fundamental investment restriction on                 82%         11%          7%
  commodities and put and call options.
To approve an amendment to change fundamental investment restriction on bor-            81%         13%          6%
  rowing money.


For the Large Cap Growth Fund-Continued:                                               For        Against     Abstain
                                                                                       ---        -------     -------
To approve an amendment to change fundamental investment restriction on pur-            79%         14%          7%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           82%         11%          7%
  ing senior securities.
To approve an amendment to delete fundamental investment restriction for                83%         10%          7%
  investing for control.
To approve an amendment to delete fundamental investment restriction on pur-            81%         12%          7%
  chasing illiquid investments.
To approve an amendment to delete fundamental investment restriction on pur-            83%         10%          7%
  chasing securities issued by other investment companies.
To approve an "manager of managers" arrangement and delete the need for                 80%         13%          7%
  shareholder approval of the retention or termination of sub-investment man-
  agers.
To approve an amendment to the current Investment Management Agreement                  70%         23%          7%
  between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

For the Fundamental Growth Fund:
To approve an amendment to change fundamental investment restriction on real            84%          7%          9%
  estate.
To approve an amendment to change fundamental investment restriction loans.             83%          7%         10%
To approve an amendment to change fundamental investment restriction on                 84%          7%          9%
  commodities and put and call options.

To approve an amendment to change fundamental investment restriction on bor-            83%          8%          9%
  rowing money.
To approve an amendment to change fundamental investment restriction on pur-            83%          8%          9%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           84%          7%          9%
  ing senior securities.
To approve an amendment to delete fundamental investment restriction for                84%          7%          9%
  investing for control.
To approve an amendment to delete fundamental investment restriction on diver-          84%          7%          9%
  sification of investments.
To approve an "manager of managers" arrangement and delete the need for                 84%          7%          9%
  shareholder approval of the retention or termination of sub-investment man-
  agers.

For the Active Bond Fund:
To approve an amendment to change fundamental investment restriction on real            86%          7%          7%
  estate.
To approve an amendment to change fundamental investment restriction loans.             84%          9%          7%
To approve an amendment to change fundamental investment restriction on                 82%         10%          8%
  commodities and put and call options.
To approve an amendment to change fundamental investment restriction on bor-            81%         11%          8%
  rowing money.

For the Active Bond Fund-Continued:                                                    For        Against     Abstain
                                                                                       ---        -------     -------
To approve an amendment to change fundamental investment restriction on pur-            80%         12%          8%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           82%         10%          8%
  ing senior securities.
To approve an amendment to delete fundamental investment restriction for                82%         10%          8%
  investing for control.
To approve an amendment to delete fundamental investment restriction on pur-            82%         10%          8%
  chasing illiquid investments.
To approve an amendment to delete fundamental investment restriction on pur-            83%         10%          7%
  chasing securities issued by other investment companies.
To approve an amendment to delete fundamental investment restriction on diver-          82%         10%          8%
  sification of investments.
To approve an "manager of managers" arrangement and delete the need for                 80%         12%          8%
  shareholder approval of the retention or termination of sub-investment man-
  agers.

For the Emerging Markets Equity Fund:
To approve an amendment to change fundamental investment restriction loans.             79%         13%          8%
To approve an amendment to change fundamental investment restriction on                 81%         12%          7%
  commodities and put and call options.
To approve an amendment to change fundamental investment restriction on bor-            80%         13%          7%
  rowing money.
To approve an amendment to change fundamental investment restriction on pur-            79%         14%          7%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           81%         12%          7%
  ing senior securities.
To approve an amendment to delete fundamental investment restriction for                81%         12%          7%
  investing for control.

To approve an amendment to delete fundamental investment restriction on diver-          69%         24%          7%
  sification of investments.
To approve an "manager of managers" arrangement and delete the need for                 81%         12%          7%
  shareholder approval of the retention or termination of sub-investment man-
  agers.

For the International Equity Index Fund:
To approve an amendment to change fundamental investment restriction on real            86%          9%          5%
  estate.
To approve an amendment to change fundamental investment restriction loans.             84%         11%          5%
To approve an amendment to change fundamental investment restriction on                 84%         11%          5%
  commodities and put and call options.
To approve an amendment to change fundamental investment restriction on bor-            82%         13%          5%
  rowing money.
To approve an amendment to change fundamental investment restriction on pur-            82%         13%          5%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           84%         11%          5%
  ing senior securities.


For the International Equity Index Fund-Continued:                                     For        Against     Abstain
                                                                                       ---        -------     -------
To approve an amendment to delete fundamental investment restriction for                85%         10%          5%
  investing for control.
To approve an amendment to delete fundamental investment restriction on pur-            84%         11%          5%
  chasing securities issued by other investment companies.
To approve an amendment to delete fundamental investment restriction on diver-          81%         14%          5%
  sification of investments.
To approve an "manager of managers" arrangement and delete the need for                 83%         12%          5%
  shareholder approval of the retention or termination of sub-investment man-
  agers.

For the Small Cap Growth Fund:
To approve an amendment to change fundamental investment restriction on real            87%          6%          7%
  estate.
To approve an amendment to change fundamental investment restriction loans.             84%          9%          7%
To approve an amendment to change fundamental investment restriction on                 84%         10%          6%
  commodities and put and call options.
To approve an amendment to change fundamental investment restriction on bor-            82%         11%          7%
  rowing money.
To approve an amendment to change fundamental investment restriction on pur-            83%         10%          7%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           86%          8%          6%
  ing senior securities.
To approve an amendment to delete fundamental investment restriction for                86%          7%          7%
  investing for control.
To approve an amendment to delete fundamental investment restriction on diver-          85%          9%          6%
  sification of investments.
To approve an "manager of managers" arrangement and delete the need for                 83%         10%          6%
  shareholder approval of the retention or termination of sub-investment man-
  agers.

For the Health Sciences Fund:
To approve an amendment to change fundamental investment restriction on real            88%          5%          7%
  estate.

To approve an amendment to change fundamental investment restriction loans.             81%         12%          7%
To approve an amendment to change fundamental investment restriction on                 80%         13%          7%
  commodities and put and call options.
To approve an amendment to change fundamental investment restriction on bor-            79%         13%          8%
  rowing money.
To approve an amendment to change fundamental investment restriction on pur-            80%         12%          7%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           88%          5%          7%
  ing senior securities.
To approve an amendment to delete fundamental investment restriction for                86%          7%          7%
  investing for control.


For the Health Sciences Fund-Continued:                                                For       Against     Abstain
                                                                                       ---       -------     -------
To approve an "manager of managers" arrangement and delete the need for                 77%         16%          7%
  shareholder approval of the retention or termination of sub-investment man-
  agers.

For the Global Balanced Fund:
To approve an amendment to change fundamental investment restriction on real            93%          2%          5%
  estate.
To approve an amendment to change fundamental investment restriction loans.             90%          6%          4%
To approve an amendment to change fundamental investment restriction on                 92%          4%          4%
  commodities and put and call options.
To approve an amendment to change fundamental investment restriction on bor-            89%          6%          5%
  rowing money.
To approve an amendment to change fundamental investment restriction on pur-            91%          5%          4%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           90%          5%          5%
  ing senior securities.
To approve an amendment to delete fundamental investment restriction for                92%          4%          4%
  investing for control.
To approve an "manager of managers" arrangement and delete the need for                89%          6%          5%
  shareholder approval of the retention or termination of sub-investment man-
  agers.

For the Multi-Cap Growth Fund:
To approve an amendment to change fundamental investment restriction on real            89%          6%          5%
  estate.
To approve an amendment to change fundamental investment restriction loans.             85%          9%          6%
To approve an amendment to change fundamental investment restriction on                 85%          9%          6%
  commodities and put and call options.
To approve an amendment to change fundamental investment restriction on bor-            84%         10%          6%
  rowing money.
To approve an amendment to change fundamental investment restriction on pur-            84%         10%          6%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           86%          8%          6%
  ing senior securities.
To approve an amendment to delete fundamental investment restriction for                87%          7%          6%
  investing for control.

To approve an "manager of managers" arrangement and delete the need for                 84%         10%          6%
  shareholder approval of the retention or termination of sub-investment man-
  agers.

For the Large Cap Value Fund:
To approve an amendment to change fundamental investment restriction on real            92%          5%          3%
  estate.
To approve an amendment to change fundamental investment restriction loans.             90%          6%          4%
To approve an amendment to change fundamental investment restriction on                 91%          5%          4%
  commodities and put and call options.

For the Large Cap Value Fund-Continued:                                                For       Against     Abstain
                                                                                       ---       -------     -------
To approve an amendment to change fundamental investment restriction on bor-            90%          6%          4%
  rowing money.
To approve an amendment to change fundamental investment restriction on pur-            88%          8%          4%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           91%          5%          4%
  ing senior securities.
To approve an amendment to delete fundamental investment restriction for                91%          5%          4%
  investing for control.
To approve an amendment to delete fundamental investment restriction on diver-          88%          8%          4%
  sification of investments.
To approve an "manager of managers" arrangement and delete the need for                 90%          6%          4%
  shareholder approval of the retention or termination of sub-investment man-
  agers.

For the Large Cap Value Core Fund:
To approve an amendment to change fundamental investment restriction on real            91%          3%          6%
  estate.
To approve an amendment to change fundamental investment restriction loans.             90%          5%          5%
To approve an amendment to change fundamental investment restriction on                 90%          5%          5%
  commodities and put and call options.
To approve an amendment to change fundamental investment restriction on bor-            91%          4%          5%
  rowing money.
To approve an amendment to change fundamental investment restriction on pur-            88%          6%          6%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           89%          5%          6%
  ing senior securities.
To approve an amendment to delete fundamental investment restriction for                89%          5%          6%
  investing for control.
To approve an amendment to delete fundamental investment restriction on diver-          89%          6%          5%
  sification of investments.
To approve an "manager of managers" arrangement and delete the need for                 88%          7%          5%
  shareholder approval of the retention or termination of sub-investment man-
  agers.

For the Fundamental Value Fund:
To approve an amendment to change fundamental investment restriction on real            90%          5%          5%
  estate.
To approve an amendment to change fundamental investment restriction loans.             88%          7%          5%
To approve an amendment to change fundamental investment restriction on                 88%          7%          5%
  commodities and put and call options.

To approve an amendment to change fundamental investment restriction on bor-            88%          7%          5%
  rowing money.
To approve an amendment to change fundamental investment restriction on pur-            87%          8%          5%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           89%          6%          5%
  ing senior securities.


For the Fundamental Value Fund-Continued:                                              For       Against     Abstain
                                                                                       ---       -------     -------
To approve an amendment to delete fundamental investment restriction for                89%          6%          5%
  investing for control.
To approve an amendment to delete fundamental investment restriction on diver-          89%          6%          5%
  sification of investments.
To approve an "manager of managers" arrangement and delete the need for                 88%          7%          5%
  shareholder approval of the retention or termination of sub-investment man-
  agers.

For the Money Market Fund:
To approve an amendment to change fundamental investment restriction on real            88%          7%          5%
  estate.
To approve an amendment to change fundamental investment restriction loans.             86%          9%          5%
To approve an amendment to change fundamental investment restriction on                 86%          8%          6%
  commodities and put and call options.
To approve an amendment to change fundamental investment restriction on bor-            86%          9%          5%
  rowing money.
To approve an amendment to change fundamental investment restriction on pur-            85%          9%          6%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           86%          8%          6%
  ing senior securities.
To approve an amendment to delete fundamental investment restriction for                87%          7%          6%
  investing for control.
To approve an amendment to delete fundamental investment restriction on pur-            86%          8%          6%
  chasing illiquid investments.
To approve an amendment to delete fundamental investment restriction on pur-            87%          8%          5%
  chasing securities issued by other investment companies.
To approve an amendment to delete fundamental investment restriction on diver-          87%          7%          6%
  sification of investments.
To approve an amendment to add authority to concentrate investment in U.S.              88%          6%          5%
  banking industry.
To approve an "manager of managers" arrangement and delete the need for                 85%         10%          5%
  shareholder approval of the retention or termination of sub-investment man-
  agers.

For the Small/Mid Cap Growth Fund:
To approve an amendment to change fundamental investment restriction on real            88%          6%          6%
  estate.
To approve an amendment to change fundamental investment restriction loans.             85%          9%          6%
To approve an amendment to change fundamental investment restriction on                 86%          8%          6%
  commodities and put and call options.
To approve an amendment to change fundamental investment restriction on bor-            85%          9%          6%
  rowing money.
To approve an amendment to change fundamental investment restriction on pur-            84%         10%          6%
  chasing securities on margin and selling securities short.

To approve an amendment to delete fundamental investment restriction on issu-           86%          8%          6%
  ing senior securities.


For the Small/Mid Cap Growth Fund-Continued:                                           For       Against     Abstain
                                                                                       ---       -------     -------
To approve an amendment to delete fundamental investment restriction for                87%          7%          6%
  investing for control.
To approve an amendment to delete fundamental investment restriction on pur-            86%          7%          7%
  chasing securities issued by other investment companies.
To approve an amendment to delete fundamental investment restriction on diver-          86%          8%          6%
  sification of investments.
To approve an "manager of managers" arrangement and delete the need for                 84%         10%          6%
  shareholder approval of the retention or termination of sub-investment man-
  agers.


For the Bond Index Fund:
To approve an amendment to change fundamental investment restriction on real            90%          3%          7%
  estate.
To approve an amendment to change fundamental investment restriction loans.             90%          4%          6%
To approve an amendment to change fundamental investment restriction on                 80%         13%          7%
  commodities and put and call options.
To approve an amendment to change fundamental investment restriction on bor-            80%         13%          7%
  rowing money.
To approve an amendment to change fundamental investment restriction on pur-            79%         14%          7%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           80%         13%          7%
  ing senior securities.
To approve an amendment to delete fundamental investment restriction for                80%         13%          7%
  investing for control.
To approve an amendment to delete fundamental investment restriction on diver-          77%         15%          7%
  sification of investments.
To approve an "manager of managers" arrangement and delete the need for                 79%         14%          7%
  shareholder approval of the retention or termination of sub-investment man-
  agers.

For the Large Cap Aggressive Growth Fund:
To approve an amendment to change fundamental investment restriction on real            87%          4%          9%
  estate.
To approve an amendment to change fundamental investment restriction loans.             86%          5%          9%
To approve an amendment to change fundamental investment restriction on                 86%          5%          9%
  commodities and put and call options.
To approve an amendment to change fundamental investment restriction on bor-            82%          9%          8%
  rowing money.
To approve an amendment to change fundamental investment restriction on pur-            82%         10%          8%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           83%          9%          8%
  ing senior securities.
To approve an amendment to delete fundamental investment restriction for                87%          5%          8%
  investing for control.

For the Large Cap Aggressive Growth Fund-Continued:                                    For       Against     Abstain
                                                                                       ---       -------     -------
To approve an "manager of managers" arrangement and delete the need for                 85%          5%         10%
  shareholder approval of the retention or termination of sub-investment man-
  agers.

For the Small/Mid Cap Core Fund:
To approve an amendment to change fundamental investment restriction on real            86%         11%          3%
  estate.
To approve an amendment to change fundamental investment restriction loans.             83%         14%          3%
To approve an amendment to change fundamental investment restriction on                 83%         14%          3%
  commodities and put and call options.
To approve an amendment to change fundamental investment restriction on bor-            81%         16%          3%
  rowing money.
To approve an amendment to change fundamental investment restriction on pur-            81%         16%          3%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           81%         16%          3%
  ing senior securities.
To approve an amendment to delete fundamental investment restriction for                85%         12%          3%
  investing for control.
To approve an amendment to delete fundamental investment restriction on diver-          83%         14%          3%
  sification of investments.
To approve an "manager of managers" arrangement and delete the need for                 83%         14%          3%
  shareholder approval of the retention or termination of sub-investment man-
  agers.
To approve an amendment to the current Investment Management Agreement                  74%         23%          3%
  between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

For the Small Cap Value Fund:
To approve an amendment to change fundamental investment restriction on real            88%          5%          7%
  estate.
To approve an amendment to change fundamental investment restriction loans.             86%          6%          8%
To approve an amendment to change fundamental investment restriction on                 84%          8%          8%
  commodities and put and call options.
To approve an amendment to change fundamental investment restriction on bor-            84%          8%          8%
  rowing money.
To approve an amendment to change fundamental investment restriction on pur-            83%          9%          8%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           85%          7%          8%
  ing senior securities.
To approve an amendment to delete fundamental investment restriction for                85%          7%          8%
  investing for control.
To approve an amendment to delete fundamental investment restriction on diver-          83%          9%          8%
  sification of investments.
To approve an "manager of managers" arrangement and delete the need for                 83%          9%          8%
  shareholder approval of the retention or termination of sub-investment man-
  agers.


For the Small Cap Value Fund-Continued:                                                For       Against     Abstain
                                                                                       ---       -------     -------
To approve an amendment to the current Sub-Investment Management Agree-                 89%          6%          5%
  ment among the Trust, John Hancock, and Wellington Management Com-
  pany, LLP.

To approve an amendment to the current Sub-Investment Management Agree-                 90%          5%          5%
  ment among the Trust, John Hancock, and T. Rowe Price Associates, Inc.

For the Real Estate Equity Fund:
To approve an amendment to change fundamental investment restriction on real            88%          6%          6%
  estate.
To approve an amendment to change fundamental investment restriction loans.             86%          8%          6%
To approve an amendment to change fundamental investment restriction on                 86%          8%          6%
  commodities and put and call options.
To approve an amendment to change fundamental investment restriction on bor-            85%          8%          7%
  rowing money.
To approve an amendment to change fundamental investment restriction on pur-            84%          9%          6%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           86%          8%          6%
  ing senior securities.
To approve an amendment to delete fundamental investment restriction for                86%          7%          7%
  investing for control.
To approve an amendment to delete fundamental investment restriction on pur-            86%          8%          6%
  chasing illiquid investments.
To approve an amendment to delete fundamental investment restriction on pur-            87%          7%          6%
  chasing securities issued by other investment companies.
To approve an "manager of managers" arrangement and delete the need for                 84%         10%          6%
  shareholder approval of the retention or termination of sub-investment man-
  agers.

For the Growth & Income Fund:
To approve an amendment to change fundamental investment restriction on real            86%          7%          7%
  estate.
To approve an amendment to change fundamental investment restriction loans.             83%         10%          7%
To approve an amendment to change fundamental investment restriction on                 82%         10%          8%
  commodities and put and call options.
To approve an amendment to change fundamental investment restriction on bor-            82%         11%          7%
  rowing money.
To approve an amendment to change fundamental investment restriction on pur-            80%         12%          8%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           82%         10%          8%
  ing senior securities.
To approve an amendment to delete fundamental investment restriction for                83%          9%          8%
  investing for control.
To approve an amendment to delete fundamental investment restriction on pur-            82%         10%          8%
  chasing illiquid investments.


For the Growth & Income Fund-Continued:                                                For       Against     Abstain
                                                                                       ---       -------     -------
To approve an amendment to delete fundamental investment restriction on pur-            84%          9%          7%
  chasing securities issued by other investment companies.
To approve an "manager of managers" arrangement and delete the need for                 80%         12%          8%
  shareholder approval of the retention or termination of sub-investment man-
  agers.

For the Managed Fund:
To approve an amendment to change fundamental investment restriction on real            86%          6%          8%
  estate.

To approve an amendment to change fundamental investment restriction loans.             84%          8%          8%
To approve an amendment to change fundamental investment restriction on                 83%          8%          9%
  commodities and put and call options.
To approve an amendment to change fundamental investment restriction on bor-            84%          8%          8%
  rowing money.
To approve an amendment to change fundamental investment restriction on pur-            82%          9%          9%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           84%          8%          8%
  ing senior securities.
To approve an amendment to delete fundamental investment restriction for                84%          7%          9%
  investing for control.
To approve an amendment to delete fundamental investment restriction on pur-            83%          8%          9%
  chasing illiquid investments.
To approve an amendment to delete fundamental investment restriction on pur-            85%          7%          8%
  chasing securities issued by other investment companies.
To approve an "manager of managers" arrangement and delete the need for                 83%          8%          9%
  shareholder approval of the retention or termination of sub-investment man-
  agers.

For the Short-Term Bond Fund:
To approve an amendment to change fundamental investment restriction on real            90%          4%          6%
  estate.
To approve an amendment to change fundamental investment restriction loans.             88%          7%          5%
To approve an amendment to change fundamental investment restriction on                 89%          5%          6%
  commodities and put and call options.
To approve an amendment to change fundamental investment restriction on bor-            87%          7%          6%
  rowing money.
To approve an amendment to change fundamental investment restriction on pur-            86%          8%          6%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           87%          7%          6%
  ing senior securities.
To approve an amendment to delete fundamental investment restriction for                88%          6%          6%
  investing for control.
To approve an amendment to delete fundamental investment restriction on pur-            88%          6%          6%
  chasing securities issued by other investment companies.


For the Short-Term Bond Fund-Continued:                                                For       Against     Abstain
                                                                                       ---       -------     -------
To approve an amendment to delete fundamental investment restriction on diver-          88%          7%          5%
  sification of investments.
To approve an "manager of managers" arrangement and delete the need for                 88%          7%          5%
  shareholder approval of the retention or termination of sub-investment man-
  agers.

For the Small Cap Equity Fund:
To approve an amendment to change fundamental investment restriction on real            88%          4%          8%
  estate.
To approve an amendment to change fundamental investment restriction loans.             85%          7%          8%
To approve an amendment to change fundamental investment restriction on                 86%          6%          8%
  commodities and put and call options.
To approve an amendment to change fundamental investment restriction on bor-            83%          9%          8%
  rowing money.

To approve an amendment to change fundamental investment restriction on pur-            80%         12%          8%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           84%          8%          8%
  ing senior securities.
To approve an amendment to delete fundamental investment restriction for                87%          5%          8%
  investing for control.
To approve an amendment to delete fundamental investment restriction on diver-          80%         12%          8%
  sification of investments.
To approve an "manager of managers" arrangement and delete the need for                 85%          6%          9%
  shareholder approval of the retention or termination of sub-investment man-
  agers.

For the International Opportunities Fund:
To approve an amendment to change fundamental investment restriction on real            91%          4%          5%
  estate.
To approve an amendment to change fundamental investment restriction loans.             89%          6%          5%
To approve an amendment to change fundamental investment restriction on                 85%          9%          6%
  commodities and put and call options.
To approve an amendment to change fundamental investment restriction on bor-            82%         12%          6%
  rowing money.
To approve an amendment to change fundamental investment restriction on pur-            80%         14%          6%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           85%         10%          5%
  ing senior securities.
To approve an amendment to delete fundamental investment restriction for                87%          8%          5%
  investing for control.
To approve an amendment to delete fundamental investment restriction on diver-          86%          9%          5%
  sification of investments.
To approve an "manager of managers" arrangement and delete the need for                 84%         11%          5%
  shareholder approval of the retention or termination of sub-investment man-
  agers.


For the Equity Index Fund-Continued:                                                   For       Against     Abstain
                                                                                       ---       -------     -------
To approve an amendment to change fundamental investment restriction on real            88%          9%          3%
  estate.
To approve an amendment to change fundamental investment restriction loans.             86%         10%          4%
To approve an amendment to change fundamental investment restriction on                 83%         13%          4%
  commodities and put and call options.
To approve an amendment to change fundamental investment restriction on bor-            83%         13%          4%
  rowing money.
To approve an amendment to change fundamental investment restriction on pur-            82%         14%          4%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           84%         12%          4%
  ing senior securities.
To approve an amendment to delete fundamental investment restriction for                85%         12%          3%
  investing for control.
To approve an amendment to delete fundamental investment restriction on diver-          83%         14%          3%
  sification of investments.

To approve an "manager of managers" arrangement and delete the need for                 83%         14%          3%
  shareholder approval of the retention or termination of sub-investment man-
  agers.

For the High Yield Bond Fund:
To approve an amendment to change fundamental investment restriction on real            92%          4%          4%
  estate.
To approve an amendment to change fundamental investment restriction loans.             88%          8%          4%
To approve an amendment to change fundamental investment restriction on                 89%          7%          4%
  commodities and put and call options.
To approve an amendment to change fundamental investment restriction on bor-            85%         11%          4%
  rowing money.
To approve an amendment to change fundamental investment restriction on pur-            85%         11%          4%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           87%          9%          4%
  ing senior securities.
To approve an amendment to delete fundamental investment restriction for                90%          6%          4%
  investing for control.
To approve an amendment to delete fundamental investment restriction on diver-          89%          7%          4%
  sification of investments.
To approve an "manager of managers" arrangement and delete the need for                 89%          7%          4%
  shareholder approval of the retention or termination of sub-investment man-
  agers.

For the Global Bond Fund:
To approve an amendment to change fundamental investment restriction on real            84%         10%          6%
  estate.
To approve an amendment to change fundamental investment restriction loans.             80%         13%          7%


For the Global Bond Fund-Continued:                                                    For       Against     Abstain
                                                                                       ---       -------     -------
To approve an amendment to change fundamental investment restriction on                 81%         12%          7%
  commodities and put and call options.
To approve an amendment to change fundamental investment restriction on bor-            80%         14%          6%
  rowing money.
To approve an amendment to change fundamental investment restriction on pur-            80%         14%          6%
  chasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issu-           82%         12%          6%
  ing senior securities.
To approve an amendment to delete fundamental investment restriction for                83%         11%          6%
  investing for control.
To approve an amendment to delete fundamental investment restriction on diver-          82%         11%          6%
  sification of investments.
To approve an "manager of managers" arrangement and delete the need for                 83%         11%          6%
  shareholder approval of the retention or termination of sub-investment man-
  agers.